                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 28, 2004

                       SKYWAY COMMUNICATIONS HOLDING CORP.
             (Exact name of registrant as specified in its charter)

          Florida                    000-320-33               65-0881662
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)

                   6021 142nd Ave North, Clearwater, FL 33760
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 535-8211

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The Corporation issued a press release concerning the FAA approval and certification of Repair Station.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)   inancial Statements of Businesses Acquired

          Not Applicable.

    (b)   Pro Forma Financial Information

          Not Applicable.

    (c)   Exhibits

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Skyway Communications Holdings Corp.

Date: August 5, 2004                 By:/s/ James Kent
                                        James Kent
                                        Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.                  Description
__________                   _____________

99                           Press Release

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